EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of China Ivy School, Inc. (the "Company") does hereby certify, to such officer's knowledge, that the Annual Report on Form 10-QSB of the Company for the year ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 15, 2007                               /s/ Yongqi Zhu
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                                                  Yongqi Zhu
                                                  Chief Executive Officer